Exhibit 99.1

CrossFirst Bankshares, Inc. Reports Third Quarter 2023 Results
LEAWOOD, Kan., October 16, 2023 (GLOBE NEWSWIRE) -- CrossFirst Bankshares,

Inc. (Nasdaq: CFB), the bank holding company
for CrossFirst Bank, today reported third quarter net income of $16.9 million, or $0.34 per diluted common share, and adjusted net income of $18.6 million, or $0.37 per diluted common share on an adjusted basis.
Third Quarter 2023 Key Financial Performance Metrics
Net Income ROAA
(1)
Net Interest Margin –
Fully Tax Equivalent
(“FTE”)
(1)
Diluted EPS ROCE
(1)
$16.9 million 0.94% 3.19% $0.34 10.19%
Adjusted Third Quarter 2023 Key Financial Performance

Metrics
(2)
Adjusted Net Income Adjusted ROAA
(1)
Net Interest Margin -
FTE
(1)
Adjusted Diluted
EPS
Adjusted ROCE
(1)
$18.6 million 1.04% 3.19% $0.37 11.26%
CEO Commentary:
“We continued to execute on our strategic plans with growth in operating revenue,

core deposits and earnings this quarter in a difficult
macro economic environment for banking,” said CrossFirst’s CEO and

President, Mike Maddox. Mr. Maddox continued, “We remain
focused on driving scale and gaining operating leverage through our high-growth, dynamic markets and verticals all while remaining diligent on credit quality.”
2023 Third Quarter Highlights:
●
Improved profitability as operating revenue, adjusted diluted earnings per common share, and adjusted return on average
common equity increased compared to the prior quarter and the prior year third quarter; Year-to-date 2023 operating revenue
grew 21% compared to the prior year
●
Completed the previously-announced acquisition of Canyon Bancorporation,

Inc. and its wholly owned subsidiary, Canyon
Community Bank, N.A. (“Tucson acquisition”)
o
Added $106 million of loans net of $5.2 million in acquired loan marks, $165 million of deposits and $4.5 million
of core deposit intangible
o
Deepened our Arizona franchise; system integration planned for the fourth quarter of 2023
●
Loans grew $149 million, or 2.6%, for the quarter and grew 10.7%

year-to date
o
Excluding the Tucson acquisition, loans grew 0.8% for the quarter and 8.7% year-to-date
● Deposits grew $232 million, or 3.8%, for the quarter and grew 12.0% year-to-date
o
Excluding the Tucson acquisition, deposits grew 1.1% for the quarter and 9.1% year-to-date
o
Non-interest-bearing deposits increased 11% from the prior quarter, and increased

6% excluding the impact of the
Tucson acquisition

●
Non-performing assets increased to 0.50% of total assets but were contained within a few relationships of manageable size;
Net charge-offs of $1.3 million were previously reserved and represented an annualized rate of 0.09% of average loans
●
Reduced non-interest

expense compared to the linked quarter, progressing towards our longer-term efficiency goal
(1)
Ratios are annualized.
(2)
With the exception of Net Interest Margin - FTE, represents a non-GAAP financial measure. See “Table 5. Non-GAAP Financial Measures” for a reconciliation of these measures.

Exhibit 99.1

Quarter-to-Date Year-to-Date
(Dollars in millions except per share data) September 30, 2023 June 30, 2023 September 30, 2022 September 30, 2023 September 30, 2022
Operating revenue
(1)
$ 61.1 $ 60.3 $ 53.5 $ 184.1 $ 152.4
Net income $ 16.9 $ 16.0 $ 17.3 $ 49.0 $ 49.7
Adjusted net income
(2)
$ 18.6 $ 17.3 $ 17.3 $ 53.2 $ 50.7
Diluted earnings per common share $ 0.34 $ 0.33 $ 0.35 $ 0.99 $ 0.99
Adjusted diluted earnings per common share
(2)
$ 0.37 $ 0.35 $ 0.35 $ 1.08 $ 1.01
Return on average assets 0.94% 0.93% 1.19% 0.95% 1.18%
Adjusted return on average assets
(2)
1.04% 1.00% 1.19% 1.03% 1.21%
Return on average common equity 10.19% 10.00% 11.18% 10.24% 10.59%
Adjusted return on average common equity
(2)
11.26% 10.81% 11.22% 11.12% 10.82%
Net interest margin 3.15% 3.23% 3.50% 3.32% 3.40%
Net interest margin -FTE
(3)
3.19% 3.27% 3.56% 3.36% 3.46%
Efficiency ratio 59.49% 62.02% 53.20% 60.77% 55.97%
Adjusted efficiency ratio - FTE
(2)(3)
55.17% 57.27% 52.25% 56.28% 54.21%
(1)
Net interest income plus non-interest income.
(2)
Represents a non-GAAP financial measure.

See "Table 5. Non-GAAP Financial

Measures" for a reconciliation of these measures.
(3)
Tax exempt income is calculated on a tax-equivalent basis.

Tax-free municipal securities are exempt from federal

income taxes. The incremental federal income tax rate
used is 21.0%.
Income from Operations
Net income totaled $16.9

million, or $0.34 per diluted common share, for the third quarter of 2023, compared to $16.0

million, or $0.33
per diluted common share, during the second quarter of 2023 and $17.3 million, or $0.35 per diluted common share, during the third quarter of 2022. On a linked quarter basis, net income was higher due to increases in net interest income and non-interest income as well
as lower non-interest expense,

partially offset by higher provision expense.

Compared to the same period in the prior year, the quarter’s results were impacted by higher net interest income and non-interest income that were more than offset by higher non-interest expense.

The third quarter included acquisition-related charges of $1.3 million and Day 1 CECL provision expense on acquired loans of $0.9
million, resulting in adjusted net income of $18.6 million, or $0.37 per diluted common share on an adjusted basis, compared to adjusted
net income of $17.3 million, or $0.35 per diluted common share, on an adjusted basis for the second quarter of 2023.
Net Interest Income
Fully tax equivalent net interest income totaled $55.8 million for the quarter, compared to $55.3 million for the second quarter of 2023, as the benefit from higher average earning assets, higher loan yields and one additional day were partially offset by higher cost of funds.

Net
interest margin – FTE narrowed to 3.19% primarily due to the impact of non-accrual loan interest reversals.

Average earning assets increased $183 million compared to the prior quarter primarily due to higher average loan balances, higher average cash balances and the impact of the Tucson acquisition. The yield on earning assets widened 8 basis points entirely due to stronger loan
yields from the repricing of variable rate loans as well as higher pricing on new loans,

partially offset by the impact of non-accrual loan
interest reversals.

The cost of interest-bearing liabilities increased 23 basis points due to continued

pricing pressure on interest-bearing
deposits from the higher interest rate environment.
Compared to the third quarter of 2022, net interest income – FTE increased

$5.3 million while net interest margin - FTE decreased 37
basis points.

The higher income is due to 23% growth in average earning assets while the net interest margin – FTE decreased as higher
loan yields were more than offset by a higher cost of funds due to the rising rate environment. The increase in average earning assets was
entirely driven by higher average loan and investment balances, partially offset by lower average cash balances.

The yield on earning
assets increased 1.79%

due to new loan production as well as repricing of variable rate loans.

The cost of funds increased 2.37% over the
same period due to pricing pressure on deposits as well as client migration into higher cost deposit products compared to the prior year.

CROSSFIRST BANKSHARES, INC.

Non-Interest Income
Non-interest income increased $0.2 million compared to the second quarter of 2023 and increased $2.2 million compared to the same
quarter in 2022. The increase in non-interest income compared to both prior periods was due to increases in service charges and fees,
stronger credit card interchange income and other client-related non-interest income.

Additionally,

gains on sale of loans decreased
compared to the prior quarter due to stronger SBA loan sales in the prior quarter.
Non-Interest Expense
Non-interest expense decreased $1.1 million from the second quarter of 202 and increased $7.9 million from the third quarter of 2022.

The third quarter of 2023 included $1.3 million of acquisition-related expenses with $0.8 million included in professional fees, $0.3 million in salaries and employee benefits, $0.1 million in software and communication

,

and $0.1 million in other non-interest expense.

The second quarter of 2023 included $0.3 million of acquisition-related expenses, most of which were included in professional fees, and
$1.3 million of employee separation costs included in salaries and employee benefits. The third quarter of 2022 included $0.1

million of
acquisition-related expenses, which were included in advertising, professional fees and other non-interest expense.

Excluding these
acquisition-related expenses and employee separation costs, non-interest expense decreased $0.7 million compared to the second quarter of
2023

and increased $6.7 million compared to the third quarter of 2022.

On an adjusted basis, salaries and employee benefits were $1.0 million lower than the prior quarter due to reductions in headcount.
Additionally, other non-interest expenses

decreased $0.3

million primarily due to a decrease in discretionary expenses. Partially offsetting these decreases was a $0.4 million increase in other professional fees and a $0.1 million increase in occupancy expense. Core deposit
intangible amortization also increased $0.1 million due to the Tucson acquisition.

Compared to the third quarter of 2022, salaries and
employee benefits costs were higher due to the addition of employees as part of the Colorado and New Mexico and Tucson acquisitions, as well as merit increases. Occupancy costs increased due to the addition of a second location in Dallas, Texas and new properties in
Colorado and New Mexico. Additionally, deposit insurance premiums increased due to growth in assets and a higher assessment rate.
Software and communication expenses increased due to headcount and client account growth as well as new technology implementation.
Core deposit intangible amortization expense also increased compared to the prior year as a result of the previously mentioned
acquisitions.

The Company’s effective tax rate for the third quarter of 2023 was 21.3%,

as compared to 20.8% in the second quarter of 2023

and 20.3%
for the third quarter of 2022.

The higher rate for the third quarter of 2023 was primarily related to discrete impacts of stock compensation
activity.
Statement of Financial Condition Performance & Analysis
During the third quarter of 2023, total assets increased slightly compared to the end of the prior quarter and increased $1.3 billion, or 23%, compared to September 30, 2022. Total assets increased on a linked quarter basis primarily due to an increase in loans, primarily from the
Tucson acquisition.

The year-over-year increase was primarily due to an increase in loans of $1.3 billion, including

$0.5 billion in acquired
loans.

Deposits increased $0.2 billion compared to June 30, 2023, and increased $1.3 billion from September 30, 2022, including $0.7
billion in acquired deposits.
Loan Results
During the third quarter of 2023, loans increased

$149 million compared to June 30, 2023, including $106 million, net, from the Tucson
acquisition.

Loans increased $1.3 billion, or 27%, compared to September 30, 2022, including the impact of acquired loans which added
11%. The loan increase compared to September 30, 2022 was primarily due to growth in the commercial and industrial, commercial real
estate – owner-occupied and commercial real estate – non-owner-occupied portfolios.

CROSSFIRST BANKSHARES, INC.

9/30/23 6/30/23 3/31/23 12/31/22 9/30/22
% of
Total
QoQ
Growth
($)
QoQ
Growth
(%)
YoY
Growth
($)
YoY
Growth
(%)
(Dollars in millions)
Period-end loans (gross)
Commercial and industrial $ 2,056 $ 2,058 $ 2,034 $ 1,975 $ 1,689 34% $ (2) (0) % $ 367 22%
Energy 214 233 194 173 179 4 (19) (8) 35 20
Commercial real estate -
owner-occupied
584 543 478 437 362 10 41 8 222 61
Commercial real estate - non-
owner-occupied
2,593 2,480 2,472 2,315 1,988 43 113 5 605 30
Residential real estate 456 440 440 439 421 8 16 4 35 8
Consumer 43 43 30 34 39 1 - 0 4 10
Total $ 5,946 $ 5,797 $ 5,648 $ 5,373 $ 4,678 100% $ 149 3% $ 1,268 27%

Deposit & Other Borrowing Results
During the third quarter of 2023, deposits increased 4%, compared to June 30, 2023, and increased 27%, compared to September 30, 2022.
The deposit increase compared to June 30, 2023 was due to increases in non-interest-bearing deposits, transaction deposits and savings and money market deposits, partially offset by decreases in time deposits. Increases in deposits include $165 million related to the Tucson
acquisition.

Decreases in time deposits were due to decreases in wholesale funding with increases in client deposits more than offsetting
these amounts.

The total deposit increase compared to September 30, 2022 was due to increases in transaction deposits, savings and money
market deposits and time deposits, including

acquired deposits, partially offset by decreases in non-interest-bearing deposits.

9/30/23 6/30/23 3/31/23 12/31/22 9/30/22
QoQ
Growth
($)
QoQ
Growth
(%)
YoY
Growth
($)
YoY
Growth
(%)
(Dollars in millions)
Period-end deposits
Non-interest-bearing deposits $ 1,029 $ 928 $ 970 $ 1,400 $ 1,114 $ 101 11% $ (85) (8) %
Transaction deposits 802 604 665 544 519 198 33 283 55
Savings and money market deposits 2,757 2,730 2,826 2,761 2,605 27 1 152 6
Time deposits 1,744 1,838 1,376 946 750 (94) (5) 994 133
Total $ 6,332 $ 6,100 $ 5,837 $ 5,651 $ 4,988 $ 232 4% $ 1,344 27%
FHLB and Other borrowings ended the quarter at $106.6

million compared to $277.0 million in the linked quarter and $206.4 million at
September 30, 2022.

Borrowings were reduced due to client deposit growth and acquired deposit balances across both comparative
periods.
Asset Quality and Provision for Credit Losses
The Company recorded $3.3 million of provision expense, compared to $2.6 million in the prior quarter and $3.3 million in the prior year third quarter. The current quarter’s provision expense was driven by $0.9 million of Day 1 CECL provision for the Tucson acquisition as
well as increases due to economic factors, specific reserves, and loan growth. Provision expense was partially offset by a $1.6 million reversal of reserves for unfunded commitments.
Non-performing assets increased $22.8 million to $36.1

million at September 30, 2023 primarily due to one commercial and industrial credit and one commercial real estate – non-owner-occupied credit that moved to nonaccrual during the quarter and several credits that
were 90+ days past due and still accruing at quarter-end. Annualized net charge-offs were 0.09% for the quarter compared to 0.04% in the
prior quarter and 0.16% in the prior year third quarter.
The allowance for credit losses was $71.6 million and increased to 1.20% of outstanding loans at September 30, 2023. The combined
allowance for credit losses and accrual for off-balance sheet credit risk from unfunded commitments (“RUC”) was $77.7 million or 1.31%
of outstanding loans which was slightly higher compared to the linked quarter and lower than the prior year third quarter due to a reduction in unfunded commitments and the related reserve.

CROSSFIRST BANKSHARES, INC.

The following table provides information regarding asset quality.

Asset quality

(Dollars in millions)
9/30/23 6/30/23 3/31/23 12/31/22 9/30/22
Non-accrual loans $ 20.4 $ 12.9 $ 9.5 $ 11.3 $ 16.9
Other real estate owned - - 0.9 1.1 1.0
Loans 90+ days past due and still accruing 15.7 0.4 0.8 0.8 0.3
Non-performing assets $ 36.1 $ 13.3 $ 11.2 $ 13.2 $ 18.2
Loans 30 - 89 days past due 29.5 13.3 5.1 19.6 21.4
Net charge-offs (recoveries) 1.3 0.6 1.6 (0.3) 1.9
Asset quality metrics (%) 9/30/23 6/30/23 3/31/23 12/31/22 9/30/22
Nonperforming assets to total assets 0.50% 0.19% 0.16% 0.20% 0.31%
Allowance for credit losses to total loans 1.20 1.17 1.15 1.15 1.19
Allowance for credit losses + RUC to total loans
(2)
1.31 1.30 1.30 1.31 1.34
Allowance for credit losses to non-performing loans 198 508 629 514 324
Net charge-offs (recoveries) to average loans
(1)
0.09 0.04 0.12 (0.02) 0.16
Provision to average loans
(1)
0.23 0.18 0.32 0.53 0.29
Classified Loans / (Total Capital + ACL) 14.2 9.7 9.4 10.1 11.3
Classified Loans / (Total Capital + ACL + RUC)
(2)
14.0 9.6 9.3 10.0 11.2
(1)
Interim periods annualized.
(2)
Includes the accrual for off-balance sheet credit risk from

unfunded commitments
Capital Position
At September 30, 2023, stockholders' equity totaled $643 million, or

$13.04 of book value per common share, compared to $651 million, or $13.39 of book value per common share, at June 30, 2023. The decrease was due to an increase in accumulated other comprehensive
loss from the unrealized loss on available-for-sale securities, net of tax, partially offset by net income and the issuance of shares as part of
the consideration in the Tucson acquisition.

Tangible book value per common share
(1)

was $12.23 at September 30, 2023, a decrease of $0.44, or 3%, from June 30, 2023.

The ratio of
common equity Tier 1 capital to risk-weighted assets was approximately 9.7%,

and the ratio of total capital to risk-weighted assets was
approximately 10.9% at September 30, 2023.

(1)
Represents a non-GAAP financial measure. See “Table 5. Non-GAAP Financial Measures” for a reconciliation of this measure.

CROSSFIRST BANKSHARES, INC.

Conference Call and Webcast
Management will host a conference call to review third quarter financial results on Tuesday, October 17, 2023, at 10 a.m. CT / 11 a.m. ET.
The conference call and webcast may also include discussion of Company developments, forward-looking statements and other material
information about business and financial matters. To access the event by telephone, please dial
(844) 481-2831 at least fifteen minutes
prior to the start of the call and request access to the CrossFirst Bankshares call. International callers should dial
+1 (412) 317-1851 and
request access as directed above.

The call will also be broadcast live over the internet and can be accessed via the following link:
https://edge.media-server.com/mmc/p/c7g6sbx8. Please visit the site at least 15 minutes prior to the call to allow time for registration.

For
those unable to join the presentation, a replay of the call will be available two hours after the conclusion of the live call. To access the
replay, dial (877) 344-7529 and enter the replay access code 6090856.

International callers should dial +1 (412) 317-0088 and enter the same access code. A replay of the webcast will also be available for 90 days on the Company’s website
https://investors.crossfirstbankshares.com/.
Cautionary Notice about Forward-Looking Statements
The financial results in this press release reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. This earnings release contains forward-looking statements regarding,

among other things, our business plans;
expansion and growth opportunities; post-closing plans, objectives, expectations and intentions with respect to the Tucson acquisition;
expense control initiatives;

anticipated expenses, cash requirements and sources of liquidity; capital allocation strategies and plans; and
future financial performance. These statements are often, but not always, made through the use of words or phrases such as “growth,”
“planned,” “guidance,” “believe,” “future,” “opportunity,” “anticipated,”

“expectations,” “expect,” “will,” “could,” “goal,” “focused,”
“work toward,” “aim,” “intend,” “position” and similar words or phrases of a future or forward-looking nature. The inclusion of forward-
looking information herein should not be regarded as a representation by us or any other person that the future plans, estimates or
expectations contemplated by us will be achieved.

These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs, certain assumptions made by management, and financial trends that may affect our financial condition, results of operations, business strategy or financial needs, many of which, by their nature,
are inherently uncertain and beyond our control. Our actual results could differ materially from those anticipated in such forward-looking statements.
Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks,
assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-
looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or
implied by the forward-looking statements due to a number of factors,

including , without limitation, the following: impact on us and our clients of a decline in general business and economic conditions and any regulatory responses thereto, including uncertainty and volatility in the financial markets; interest rate fluctuations; our ability to effectively execute our growth strategy and manage our growth, including
identifying and consummating suitable mergers and acquisitions, our ability to successfully integrate Canyon Bancorporation, Inc. and
Canyon Community Bank, N.A., entering new lines of business or offering new or enhanced services or products; fluctuations in fair value of our investments due to factors outside of our control; our ability to successfully manage credit risk and the sufficiency of our allowance;
geographic concentration of our markets; economic impact on our commercial real estate and commercial-based loan portfolios, including
declines in commercial

and residential real estate values; an increase in non-performing assets; our ability to attract,

hire and retain key
personnel; maintaining and increasing customer deposits, funding availability,

liquidity and our ability to raise and maintain sufficient
capital; competition from banks, credit unions and other financial services providers;

the effectiveness of our risk management framework;
accounting estimates; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; cyber incidents or other failures, disruptions or security breaches;

employee error, fraud committed against the Company or our
clients, or incomplete or inaccurate information about clients and counterparties;

mortgage markets; our ability to maintain our reputation;
costs and effects of litigation; environmental liability; risk exposure from transactions with financial counterparties; severe weather, natural disasters, pandemics, acts of war or terrorism or other external events; and

changes in laws, rules, regulations, interpretations or policies relating to financial institutions, including stringent capital requirements,

higher FDIC insurance premiums and assessments, consumer
protection laws and privacy laws. These and other factors that could cause results to differ materially from those described in the forward-
looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report
on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. These forward-looking statements are made as of the date hereof, and we disclaim any obligation to update any forward-looking statement or to
publicly

announce the results of any revisions to any of the forward-looking statements included herein, except as required by law.

CROSSFIRST BANKSHARES, INC.

About CrossFirst Bankshares, Inc.
CrossFirst Bankshares, Inc. (Nasdaq: CFB) is a Kansas corporation and a registered bank holding company for its wholly owned
subsidiary, CrossFirst Bank, a full-service financial institution that offers products and services to businesses, professionals, individuals, and families. CrossFirst Bank, headquartered in Leawood, Kansas, has locations in Kansas, Missouri, Oklahoma, Texas, Arizona,
Colorado, and New Mexico.
INVESTOR CONTACT
Mike Daley, Chief Accounting Officer and Head of Investor Relations
mike.daley@crossfirstbank.com
(913) 754-9707
https://investors.crossfirstbankshares.com

CROSSFIRST BANKSHARES, INC.

TABLE 1. CONSOLIDATED STATEMENTS OF FINANCIAL

CONDITION (UNAUDITED)
September 30, 2023 June 30, 2023 December 31, 2022
(Dollars in thousands)
Assets
Cash and cash equivalents
$
233,191
$
342,497
$
300,138
Available-for-sale securities - taxable
345,708 297,097 198,808
Available-for-sale securities - tax-exempt
404,779 446,803 488,093
Loans, net of unearned fees
5,945,753 5,796,599 5,372,729
Allowance for credit losses on loans
71,556 67,567 61,775
Loans, net of the allowance for credit losses on loans
5,874,197 5,729,032 5,310,954
Premises and equipment, net
70,245 68,539 65,984
Restricted equity securities
4,396 13,060 12,536
Interest receivable
35,814 33,303 29,507
Foreclosed assets held for sale
- - 1,130
Goodwill and other intangible assets, net
32,293 27,457 29,081
Bank-owned life insurance
70,367 69,929 69,101
Other
108,489 92,461 95,754
Total assets $
7,179,479
$
7,120,178
$
6,601,086
Liabilities and stockholders’ equity
Deposits
Non-interest-bearing $
1,028,974
$
928,098
$
1,400,260
Savings,

NOW and money market
3,558,994 3,333,514 3,305,481
Time
1,743,653 1,838,455 945,567
Total deposits
6,331,621 6,100,067 5,651,308
Federal Home Loan Bank advances
88,531 262,708 218,111
Other borrowings
18,059 14,320 35,457
Interest payable and other liabilities
98,217 91,600 87,611
Total liabilities
6,536,428 6,468,695 5,992,487
Stockholders’ equity
Preferred Stock, $0.01 par value:

Authorized - 15,000 shares,
issued - 7,750 at September 30, 2023 and June 30, 2023 and no
shares at December 31, 2022
- - -
Common Stock, $0.01 par value:

Authorized - 200,000,000
shares, issued - 53,285,789, 53,241,855 and 53,036,613 shares at September 30, 2023, June 30, 2023 and December 31, 2022,
respectively
533 532 530
Treasury stock, at cost:

3,990,753 shares held at September 30,
2023 and 4,588,398 shares held at June 30, 2023 and
December 31, 2022
(58,195) (64,127) (64,127)
Additional paid-in capital
542,191 539,793 530,658
Retained earnings
254,855 238,147 206,095
Accumulated other comprehensive loss
(96,333) (62,862) (64,557)
Total stockholders’ equity
643,051 651,483 608,599
Total liabilities and stockholders’ equity $
7,179,479
$
7,120,178
$
6,601,086

CROSSFIRST BANKSHARES, INC.

TABLE 2. CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
Three Months Ended Nine Months Ended
September 30, June 30, September 30, September 30, September 30,
2023 2023 2022 2023 2022
(Dollars in thousands except per share data)
Interest Income
Loans, including fees $ 103,631 $ 98,982 $ 59,211 $ 292,231 $ 149,266
Available-for-sale securities - taxable 3,089 2,622 1,119 7,560 3,250
Available-for-sale securities - tax-exempt 3,365 3,571 3,905 10,730 11,442
Deposits with financial institutions 2,444 1,609 1,193 6,067 1,714
Dividends on bank stocks 127 364 122 753 478
Total interest income 112,656 107,148 65,550 317,341 166,150
Interest Expense
Deposits 56,297 48,663 14,909 141,685 23,152
Fed funds purchased and repurchase agreements 5 - 9 51 83
Federal Home Loan Bank Advances 1,003 3,734 898 7,128 3,302
Other borrowings 224 212 39 590 94
Total interest expense 57,529 52,609 15,855 149,454 26,631
Net Interest Income 55,127 54,539 49,695 167,887 139,519
Provision for Credit Losses 3,329 2,640 3,334 10,390 4,844
Net Interest Income after Provision for Credit
Losses 51,798 51,899 46,361 157,497 134,675
Non-Interest Income
Service charges and fees on customer accounts 2,249 2,110 1,566 6,188 4,520
ATM and credit card interchange income 1,436 1,213 1,326 3,913 5,513
Gain on sale of loans 739 1,205 - 2,131 -
Income from bank-owned life insurance 437 418 405 1,266 1,200
Swap fees and credit valuation adjustments, net 57 84 (7) 231 123
Other non-interest income 1,063 749 490 2,452 1,566
Total non-interest income 5,981 5,779 3,780 16,181 12,922
Non-Interest Expense
Salaries and employee benefits 22,017 24,061 18,252 68,700 53,288
Occupancy 3,183 3,054 2,736 9,211 7,851
Professional fees 1,945 970 580 5,533 2,453
Deposit insurance premiums 1,947 1,881 903 5,359 2,355
Data processing 904 1,057 877 3,203 2,849
Advertising 593 649 796 1,994 2,247
Software and communication 1,898 1,655 1,222 5,204 3,689
Foreclosed assets, net - (21) 9 128 (30)
Other non-interest expense 2,945 3,304 3,057 9,980 10,559
Core deposit intangible amortization 922 802 19 2,546 58
Total non-interest expense 36,354 37,412 28,451 111,858 85,319
Net Income Before Taxes 21,425 20,266 21,690 61,820 62,278
Income tax expense 4,562 4,219 4,410 12,802 12,625
Net Income $ 16,863 $ 16,047 $ 17,280 $ 49,018 $ 49,653
Basic Earnings Per Common Share $ 0.34 $ 0.33 $ 0.35 $ 1.00 $ 1.00
Diluted Earnings Per Common Share $ 0.34 $ 0.33 $ 0.35 $ 0.99 $ 0.99

CROSSFIRST BANKSHARES, INC.

TABLE 3. YEAR-TO-DATE ANALYSIS OF

CHANGES IN NET INTEREST
INCOME - FTE
(UNAUDITED)
Nine Months Ended
September 30,
2023 2022
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable $ 321,128 $ 8,313 3.45% $ 218,421 $ 3,728 2.28%
Securities - tax-exempt - FTE
(1)
514,333 12,984 3.37 549,490 13,845 3.36
Federal funds sold 691 11 2.13 - - -
Interest-bearing deposits in other banks 179,649 6,056 4.51 246,213 1,714 0.93
Gross loans, net of unearned income
(2)
5,742,621 292,231 6.80 4,466,887 149,266 4.47
Total interest-earning assets - FTE
(1)
6,758,422 $ 319,595 6.32% 5,481,011 $ 168,553 4.11%
Allowance for loan losses (66,265) (57,213)
Other non-interest-earning assets 228,314 201,519
Total assets $ 6,920,471 $ 5,625,317
Interest-bearing liabilities
Transaction deposits $ 610,869 $ 13,566 2.97% $ 541,933 $ 2,134 0.89%
Savings and money market deposits 2,787,915 80,151 3.84 2,386,205 15,285 0.86
Time deposits 1,505,329 47,968 4.26 627,458 5,733 1.22
Total interest-bearing deposits 4,904,113 141,685 3.86 3,555,596 23,152 0.87
FHLB and short-term borrowings 250,795 7,593 4.05 241,897 3,385 1.87
Trust preferred securities, net of fair value
adjustments
1,077 176 21.85 1,024 94 12.29
Non-interest-bearing deposits 1,022,469 - - 1,148,150 - -
Cost of funds 6,178,454 $ 149,454 3.23% 4,946,667 $ 26,631 0.72%
Other liabilities 99,896 51,634
Stockholders’ equity 642,121 627,016
Total liabilities and stockholders' equity $ 6,920,471 $ 5,625,317
Net interest income - FTE
(1)
$ 170,141 $ 141,922
Net interest spread - FTE
(1)
3.09% 3.39%
Net interest margin - FTE
(1)
3.36% 3.46%
(1)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(2)
Average gross loan balances include non-accrual loans.
(3)
Actual unrounded values are used to calculate the reported yield or rate disclosed. Accordingly, recalculations using the amounts in thousands as disclosed in this release may not produce the same amounts.

CROSSFIRST BANKSHARES, INC.

TABLE 4. QUARTERLY

ANALYSIS OF CHANGES IN NET INTEREST INCOME – FTE (UNAUDITED)
September 30, 2023 June 30, 2023 September 30, 2022
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable $ 357,260 $ 3,216 3.60% $ 336,446 $ 2,986 3.55% $ 213,775 $ 1,241 2.32%
Securities - tax-exempt - FTE
(1)
489,320 4,072 3.33 511,993 4,321 3.38 560,541 4,725 3.37
Federal funds sold 332 5 5.97 - - - - - -
Interest-bearing deposits in other banks 198,068 2,439 4.89 145,559 1,609 4.43 231,345 1,193 2.05
Gross loans, net of unearned income
(2)
5,907,730 103,631 6.96 5,776,137 98,982 6.87 4,626,684 59,211 5.08
Total interest-earning assets - FTE
(1)
6,952,710 $ 113,363 6.47% 6,770,135 $ 107,898 6.39% 5,632,345 $ 66,370 4.68%
Allowance for loan losses (69,415) (66,078) (56,995)
Other non-interest-earning assets 230,933 225,915 188,997
Total assets $ 7,114,228 $ 6,929,972 $ 5,764,347
Interest-bearing liabilities
Transaction deposits $ 689,973 $ 5,727 3.29% $ 598,646 $ 4,339 2.91% $ 531,999 $ 1,539 1.95%
Savings and money market deposits 2,775,549 29,655 4.24 2,707,637 26,927 3.99 2,519,574 10,568 1.66
Time deposits 1,795,798 20,915 4.62 1,612,105 17,397 4.33 733,607 2,802 1.52
Total interest-bearing deposits 5,261,320 56,297 4.25 4,918,388 48,663 3.97 3,785,180 14,909 1.56
FHLB and short-term borrowings 131,420 1,169 3.53 349,763 3,888 4.46 165,196 907 2.18
Trust preferred securities, net of fair
value adjustments
1,091 63 22.91 1,077 58 21.60 1,037 39 14.58
Non-interest-bearing deposits 954,005 - - 921,259 - - 1,137,626 - -
Cost of funds 6,347,836 $ 57,529 3.60% 6,190,487 $ 52,609 3.41% 5,089,039 $ 15,855 1.23%
Other liabilities 108,148 91,994 62,102
Stockholders’ equity 658,244 647,491 613,206
Total liabilities and stockholders' equity $ 7,114,228 $ 6,929,972 $ 5,764,347
Net interest income - FTE
(1)
$ 55,834 $ 55,289 $ 50,515
Net interest spread - FTE
(1)
2.87% 2.98% 3.45%
Net interest margin - FTE
(1)
3.19% 3.27% 3.56%
(1)

Tax exempt income is calculated on a tax-equivalent basis.

Tax-free municipal securities are exempt from federal

income taxes. The incremental income tax rate

used is 21.0%.
(2)
Average loan balances include non-accrual loans.
(3)
Actual unrounded values are used to calculate the reported

yield or rate disclosed. Accordingly,

recalculations using the amounts in thousands as disclosed in this release may
not produce the same amounts.

CROSSFIRST BANKSHARES, INC.

TABLE 5. NON-GAAP FINANCIAL

MEASURES
Non-GAAP Financial Measures
In addition to disclosing financial measures determined in accordance with U.S. generally accepted accounting principles (GAAP), the
Company discloses non-GAAP financial measures in this release including “tangible common stockholders’ equity,” “tangible book value
per common share,” “adjusted efficiency ratio – fully tax equivalent

(FTE),” “adjusted net income,” “adjusted diluted earnings per common share,” “adjusted return on average assets (ROAA),” and “adjusted return on average common equity (ROCE).”

We consider the
use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating
period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or gains that we believe are not indicative of our primary business operating results. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our
performance and when planning, forecasting, analyzing and comparing past, present and future periods.
These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP
and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by
providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the
impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be
considered when analyzing our performance.
A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures follows.

CROSSFIRST BANKSHARES, INC.

Quarter Ended Nine Months Ended
9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 9/30/2023 9/30/2022
(Dollars in thousands, except per share data)
Adjusted net income:
Net income $ 16,863 $ 16,047 $ 16,108 $ 11,946 $ 17,280 $ 49,018 $ 49,653
Add: Acquisition costs 1,328 338 1,477 3,570 81 3,143 320
Add: Acquisition - Day 1 CECL provision 900 - - 4,400 - 900 -
Add: Employee separation - 1,300 - - - 1,300 1,063
Less: Tax effect
(1)
(468) (344) (310) (2,045) (17) (1,122) (290)
Adjusted net income $ 18,623 $ 17,341 $ 17,275 $ 17,871 $ 17,344 $ 53,239 $ 50,746
Preferred stock dividends $ 155 $ 103 $ - $ - $ - $ 258 $ -
Diluted weighted average common shares outstanding 49,480,107 48,943,325 49,043,621 49,165,578 49,725,207 49,184,810 50,280,593
Diluted earnings per common share $ 0.34 $ 0.33 $ 0.33 $ 0.24 $ 0.35 $ 0.99 $ 0.99
Adjusted diluted earnings per common share $ 0.37 $ 0.35 $ 0.35 $ 0.36 $ 0.35 $ 1.08 $ 1.01
(1)
Represents the tax impact of the adjustments at a tax rate of 21.0%, plus permanent tax expense associated with merger related transactions.
Quarter Ended Nine Months Ended
9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 9/30/2023 9/30/2022
(Dollars in thousands)
Adjusted return on average assets:
Net income $ 16,863 $ 16,047 $ 16,108 $ 11,946 $ 17,280 $ 49,018 $ 49,653
Adjusted net income 18,623 17,341 17,275 17,871 17,344 53,239 50,746
Average assets $ 7,114,228 $ 6,929,972 $ 6,712,801 $ 6,159,783 $ 5,764,347 $ 6,920,471 $ 5,625,317
Return on average assets 0.94% 0.93% 0.97% 0.77% 1.19% 0.95% 1.18%
Adjusted return on average assets 1.04% 1.00% 1.04% 1.15% 1.19% 1.03% 1.21%

CROSSFIRST BANKSHARES, INC.

Quarter Ended Nine Months Ended
9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 9/30/2023 9/30/2022
(Dollars in thousands)
Adjusted return on average common equity:
Net income $ 16,863 $ 16,047 $ 16,108 $ 11,946 $ 17,280 $ 49,018 $ 49,653
Preferred stock dividends 155 103 - - - 258 -
Net income attributable to common shareholders $ 16,708 $ 15,944 $ 16,108 $ 11,946 $ 17,280 $ 48,760 $ 49,653
Adjusted net income $ 18,623 $ 17,341 $ 17,275 $ 17,871 $ 17,344 $ 53,239 $ 50,746
Preferred stock dividends 155 103 - - - 258 -
Adjusted net income attributable to common shareholders $ 18,468 $ 17,238 $ 17,275 $ 17,871 $ 17,344 $ 52,981 $ 50,746
Average common equity $ 650,494 $ 639,741 $ 619,952 $ 589,587 $ 613,206 $ 636,841 $ 627,016
Return on average common equity 10.19% 10.00% 10.54% 8.04% 11.18% 10.24% 10.59%
Adjusted return on average common equity 11.26% 10.81% 11.30% 12.03% 11.22% 11.12% 10.82%
Quarter Ended
9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022
(Dollars in thousands, except per share data)
Tangible common stockholders' equity:
Total stockholders' equity $ 643,051 $ 651,483 $ 645,491 $ 608,599 $ 580,547
Less: goodwill and other intangible assets 32,293 27,457 28,259 29,081 71
Less: preferred stock 7,750 7,750 7,750 - -
Tangible common stockholders' equity $ 603,008 $ 616,276 $ 609,482 $ 579,518 $ 580,476
Common shares outstanding at end of period 49,295,036 48,653,487 48,600,618 48,448,215 48,787,696
Book value per common share $ 13.04 $ 13.39 $ 13.28 $ 12.56 $ 11.90
Tangible book value per common share $ 12.23 $ 12.67 $ 12.54 $ 11.96 $ 11.90

CROSSFIRST BANKSHARES, INC.

Quarter Ended Nine Months Ended
9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 9/30/2023 9/30/2022
(Dollars in thousands)
Adjusted Efficiency Ratio - Fully Tax Equivalent (FTE)
(1)
Non-interest expense $ 36,354 $ 37,412 $ 38,092 $ 36,423 $ 28,451 $ 111,858 $ 85,319
Less: Acquisition costs (1,328) (338) (1,477) (3,570) (81) (3,143) (320)
Less: Core deposit intangible amortization (922) (802) (822) (291) - (2,546) -
Less: Employee separation - (1,300) - - - (1,300) (1,063)
Adjusted Non-interest expense (numerator) $ 34,104 $ 34,972 $ 35,793 $ 32,562 $ 28,370 $ 104,869 $ 83,936
Net interest income 55,127 54,539 58,221 54,015 49,695 167,887 139,519
Tax equivalent interest income
(1)
707 750 797 818 820 2,254 2,403
Non-interest income 5,981 5,779 4,421 4,359 3,780 16,181 12,922
Total tax-equivalent income (denominator) $ 61,815 $ 61,068 $ 63,439 $ 59,192 $ 54,295 $ 186,322 $ 154,844
Efficiency Ratio 59.49% 62.02% 60.81% 62.40% 53.20% 60.77% 55.97%
Adjusted Efficiency Ratio - Fully Tax Equivalent (FTE)
(1)
55.17% 57.27% 56.42% 55.01% 52.25% 56.28% 54.21%
(1)
Tax exempt income (tax-free municipal securities) is calculated on a tax equivalent basis. The incremental tax rate used is 21.0%.